UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 15, 2009

The Mexico Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-02409	13 306 9854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 I Street, NW, Suite 1100

Washington, DC 20006

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(202) 261-7941

(none)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 15, 2009, The Mexico Fund, Inc. (the “Fund”) issued a press release announcing certain actions to address the Fund’s stock price discount. The text of the press release is included as Exhibit (d)(i) to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

    The following exhibits are filed as part of this report:

            (i)        Press Release dated May 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Mexico Fund, Inc.

Date:	May 15, 2009	By:	/s/ Sander M. Bieber
Sander M. Bieber Assistant Secretary